                                                                   Exhibit 23.03



                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS



The Board of Directors
GlobalCast Communications, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



Mountain View, California
July 18, 2000